UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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E.DIGITAL CORPORATION

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E.DIGITAL CORPORATION
16770 West Bernardo Drive, San Diego, California 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held September 17, 2008

TO THE STOCKHOLDERS OF
E.DIGITAL CORPORATION

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of e.Digital Corporation, a Delaware corporation (the “Company”), will be held at the offices of the Company, located at 16770 West Bernardo Drive, San Diego, California 92127, on September 17, 2008, beginning at 2:00 p.m. local time. The Annual Meeting will be held for the following purposes:

1. To elect directors of the Company to serve as directors until the annual meeting of stockholders to be held in 2009, and until such directors’ successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.

2. To approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock, $.001 par value, that the Company is authorized to issue from 300,000,000 to 350,000,000.

3. To ratify the appointment of Singer Lewak Greenbaum & Goldstein, LLP as independent accountants for the Company for the fiscal year ending March 31, 2009.

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed July 21, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

By Order of the Board of Directors

/s/ ROBERT PUTNAM
Robert Putnam
Secretary

San Diego, California	Telephone - (858) 304-3016
August 1, 2008	Facsimile - (858) 304-3023

TABLE OF CONTENTS

PROXY STATEMENT	1

RECORD DATE AND VOTING	1

ELECTION OF DIRECTORS (Proposal One)	2

CORPORATE GOVERNANCE	4

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK (Proposal Two)	6

RATIFICATION OF INDEPENDENT AUDITOR (Proposal Three)	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

EQUITY COMPENSATION PLAN INFORMATION	11

EXECUTIVE COMPENSATION	12

AUDIT COMMITTEE REPORT	15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934	18

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING	18

OTHER BUSINESS OF THE ANNUAL MEETING	18

MISCELLANEOUS	19

e.Digital Corporation
16770 West Bernardo Drive
San Diego, California 92127

ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 17, 2008

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 2:00 p.m., local time, on September 17, 2008, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is (858) 304-3016 and its facsimile number is (858) 304-3023. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about August 1, 2008.

RECORD DATE AND VOTING

July 21, 2008 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. As of July 21, 2008, there were [276,527,941] shares of the Company’s common stock, $.001 par value per share (the “Common Stock”) and 75,000 shares of Series AA preferred stock (“Series AA Preferred Stock”) issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of Series AA Preferred Stock on the Record Date will be entitle to one hundred votes for each share held, or an aggregate of 7,500,000 votes for the Series AA Preferred Stock. With respect to all matters other then the election of directors and the proposed amendment to the Company’s Certificate of Incorporation, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. The matter of the proposed amendment to the Company’s Certificate of Incorporation, requires the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited by the Company will be voted “FOR” the nominees named herein for election as directors, “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock, $.001 par value, that the Company is authorized to issue from 300,000,000 to 350,000,000 and “FOR” the ratification of the selection of Singer Lewak Greenbaum & Goldstein LLP to provide audit services to the Company for the fiscal year ending March 31, 2009.

New York Stock Exchange Rules (“NYSE Rules”) generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. However, the NYSE Rules do not require specific instructions in order for a broker to vote on the election of directors. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. A broker non-vote will have no effect for the purpose of determining whether a director has been elected.

A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

ELECTION OF DIRECTORS
(Proposal One)

General

The Company’s bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is set at four for this election. A Board of four directors, will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s five nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death.

Directors and Nominees

The following sets forth certain information concerning our nominees as of July 21, 2008:

Name	Age	Position

Alex Diaz	41	Chairman of the Board and Director
Robert Putnam	49	Senior Vice President, Interim Chief Accounting
		Officer, Secretary and Director
Allen Cocumelli	53	Director
Renee Warden	43	Director

Biographical Information

Alex Diaz - Mr. Diaz joined the Board in July 2002 and was appointed Chairman in November 2002. Mr. Diaz is Executive Vice President of Califormula Radio Group in San Diego, where he oversees the wide area network (WAN) linking audio, production studios, and transmitter sites, all of which he designed. He also established a Web presence for several of Califormula’s San Diego radio stations, including Jammin’ Z90, Radio Latina, and classical music station XLNC1. Before joining Califormula, Mr. Diaz worked at Radio Computing Services in New York. Mr. Diaz holds bachelor’s degrees in mathematics and computer science from the University of California in San Diego.

Robert Putnam - Mr. Putnam was appointed Senior Vice President in April 1993. He was appointed a Director of e.Digital Corporation in 1995. In May 2005, Mr. Putnam assumed the additional responsibilities of Interim Chief Accounting Officer and Corporate Secretary. Mr. Putnam served as Secretary of e.Digital Corporation from March 1998 until December 2001. He served as a Director of American Technology Corporation (“ATC”) from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as investor relations of ATC. He also served as Secretary/Treasurer of Patriot Scientific (“Patriot”) from 1989 to 2000 and from 1989 to March 1998 was a Director of Patriot. Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983. Mr. Putnam devotes only part-time services to the company, approximately twenty hours per week.

Allen Cocumelli - Mr. Cocumelli was appointed to the Board of Directors on August 25, 1999 and served as Chairman of the Board from April 2000 until November 2002. Mr. Cocumelli has been Secretary and General Counsel of SimpleNet, Inc. since 2004. Prior thereto, Mr. Cocumelli was a Director of Website Services at Yahoo! Inc. from 2000 to 2004. Prior to joining Yahoo! Inc., Mr. Cocumelli was General Counsel of Simplenet Network Communications Inc. from 1996 and Chief Operating Officer of Simplenet Network Communications Inc. from November 1997 until 1999. Prior to joining Simplenet Network Communications Inc., Mr. Cocumelli was in the private practice of law. From 1978 to 1986 Mr. Cocumelli served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.S. degree in Industrial Psychology from the University of California, Los Angeles in 1972 and a J.D. from Thomas Jefferson University in 1991. Mr. Cocumelli is a member of the California Bar Association.

Renee Warden - Ms. Warden was appointed to the Board of Directors on August 4, 2005. Ms. Warden has been Director of Accounting for Gratis Card Inc. since April 2006. Prior to its acquisition by Crown Castles in April 2006, Ms. Warden was Manager Special Projects/Collections for Global Signal, Inc. Prior to joining Global Signal, Inc. Ms. Warden was Vice President and Controller for Kintera, Inc. from May 2005 to May 2006. Prior to joining Kintera, Inc., Ms. Warden was an executive officer of e.Digital Corporation. Ms. Warden joined e.Digital Corporation in 1991 as Accounting Manager. In 1997 Ms. Warden was appointed Controller and Corporate Secretary for e.Digital Corporation and in 2003 was promoted to Chief Accounting Officer and Secretary until May 2005. From 1993 to 2003 Ms. Warden also held the positions of Chief Accounting Officer, Secretary and Director of Human Resources for American Technology Corporation. Ms. Warden obtained a B.S. degree in business accounting from the University of Phoenix in 1999.

The terms of all directors will expire at the next annual meeting of the Company’s stockholders, or when their successors are elected and qualified. Directors are elected each year, and all directors serve one-year terms. Officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. There are no other persons whose activities are material or are expected to be material to the Company’s affairs. For information concerning beneficial ownership of Common Stock by directors, nominees and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the above Nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of the above Nominees.

CORPORATE GOVERNANCE

General

Pursuant to Delaware law and our bylaws, our business and affairs are managed by or under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with our President and Chief Technical Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Our Board has two standing committees:

•	The Audit Committee

•	The Compensation Committee

Copies of our Audit Committee Charter and our Compensation Committee Charter, as well as our Code of Ethics are available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16770 West Bernardo Drive, San Diego, California 92127.

Director Independence

Our Board of Directors is comprised of four individuals, two of whom (Messrs. Diaz and Cocumelli) we have determined are independent under SEC rules. While Mr. Diaz, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Exchange Act in that he does not perform any policy-making functions for our company, nor is he compensated for this position. Consequently, we consider Mr. Diaz as independent.

Board Committees and Meetings

The Board of Directors met 3 times during fiscal 2008 and acted by unanimous 6 times. During such fiscal year, each Board member attended 100% of the meetings of the Board held during the period for which he was a director.

The Company has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee or a Corporate Governance Committee.

Audit Committee - The Audit Committee, currently consisting of Ms. Warden and Mr. Putnam, reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by our Company’s auditors, the fees and all non-audit services of the independent auditors and the independent auditors’ opinion and letter of comment to management and management’s response thereto. The Audit Committee is governed by a written charter adopted in 2000. The Audit Committee was designated on June 7, 2000 and held four meetings during the fiscal year ended March 31, 2008.

Ms. Warden has been designated as the “Audit Committee Financial Expert,” as defined by Regulation S-K, although as a paid accounting consultant to the Company she is not an “independent” director, as defined under the NASDAQ Stock Market rules and Rule 10A-3 of the Securities Exchange Act of 1934. Likewise Mr. Putnam, as an executive officer is not independent.

Compensation Committee - The Compensation Committee is currently comprised of two non-employee Board members, Allen Cocumelli and Alex Diaz. The Compensation Committee reviews and recommends to the Board the salaries, bonuses and prerequisites of our company’s executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers such plans. No executive officer of our Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Company’s Board of Directors or Compensation Committee. The Compensation Committee held three meetings during the fiscal year ended March 31, 2008. See “Executive Compensation - Compensation Overview” below.

Communication with Directors

Stockholders and other interested parties who want to communicate with our Board of Directors, the non-employee Board members as a group or any other individual director should write to us at:

e.Digital Corporation
c/o Secretary
16770 West Bernardo Drive
San Diego, California 92127

Pursuant to procedures established by our non-non-employee Board members, we review each communication sent in accordance with the above instructions and forward such communication to the specified person or persons for response. We will not forward any incoherent, obscene or similarly inappropriate communication, or any communication that involves an ordinary business matter (such as a job inquiry, a business account or transaction, a request for information about us, form letters, spam, invitations and other forms of mass mailings), unless requested by a director or at Management’s discretion.

Code of Business Conduct and Ethics

The Company has adopted a Code of Conduct that includes a code of ethics that applies to all of the Company’s employees and directors (including its principal executive officer and its principal finance and accounting officer). This Code of Conduct is posted on the Company’s website and is available for review at www.edigital.com. Copies are also available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16770 West Bernardo Drive, San Diego, California 92127. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics on our website.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Company’s Board of Directors was formed in June 2000 and is currently comprised of Directors, Allen Cocumelli and Alex Diaz. None of these individuals was at any time during the fiscal year 2008, or at any time, an employee or officer of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Director Compensation

Stock Options - Directors have received in the past and may receive in the future stock options pursuant to the Company’s stock option plans.

Standard Compensation - The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors’ or committee meetings.

APPROVAL OF AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE
THE TOTAL AUTHORIZED SHARES OF COMMON STOCK
(Proposal Two)

General

On July 8, 2008, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the total authorized shares of Common Stock of the Company from 300 million to 350 million. Such increase in the number of authorized shares of Common Stock of the Company would be affected by restating the first paragraph of current Article Fourth of the Certificate to read as follows:

“FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Three Hundred Fifty-Five Million (355,000,000), divided into Three Hundred Fifty Million (350,000,000) shares of Common Stock of the par value of $.001 per share, and Five Million (5,000,000) shares of preferred stock of the par value of $.001 per share.”

The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

As of July 21, 2008, [276,527,941] shares of Common Stock were issued and outstanding, [1,590,000] shares were reserved for issuance pursuant to outstanding options under the Company’s 1994 Stock Option Plan, [6,953,000] shares were reserved for issuance pursuant to outstanding options under the Company’s 2005 Equity Based Compensation Plan, [1,750,000] shares were reserved for issuance pursuant to other outstanding options, [2,331,572] shares were reserved for issuance upon exercise of warrants issued in 2006, [2,347,398] shares were reserved for issuance upon conversion of convertible debt and [5,534,734] shares were reserved for issuance pursuant to the Company’s equity line with Fusion Capital Fund II, LLC. Therefore, of the 300,000,000 shares of Common Stock currently authorized by the Certificate, only [2,965,355] shares are presently available for general corporate purposes. The Board of Directors has not yet reserved [15,750,000] shares for issuance in connection with Series AA Preferred Stock and related warrants. Assuming this Proposal Two is approved by the stockholders and such additional shares are reserved, a total of [312,784,645] shares of Common Stock will be outstanding or reserved for issuance upon exercise of outstanding options, convertible debt, convertible preferred stock and warrants, and [37,215,355] shares will be available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Prior increases in the authorized shares have primarily been used for equity financing transactions and for stock options and warrants. The Board of Directors believes that the number of authorized shares currently available for issuance will not be sufficient to enable us to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock, and the total authorized shares of capital stock, as described above.

On June 27, 2008 the Company sold 75,000 shares of Series AA Preferred Stock at a per share price of $10 for an aggregate amount of $750,000. Dividends of 5% per annum are payable, with certain exceptions, either in cash or in shares of Common Stock at the election of the Company. The stated dollar amount of Series AA Preferred Stock is convertible into fully paid and nonassessable shares of Common Stock at a conversion price of $0.10 per share. The Series AA Preferred Stock shall be subject to automatic conversion on or about June 30, 2010 subject to certain conditions.

At the option of holders, the Series AA Preferred Stock is redeemable at June 30, 2009 should sufficient shares of Common Stock not be authorized and reserved for conversion of all shares of Series AA Preferred Stock by such date. The cash redemption price shall be the greater of (i) $20.00 per share of Series AA Preferred Stock plus a sum equal to all accrued but unpaid dividends, or (ii) the five day average closing price immediately preceding June 30, 2009 multiplied by the number of shares of Common Stock that could be obtained on conversion of the Series AA Preferred Stock.

The Company also issued to the purchasers of the Series AA Preferred Stock, warrants to purchase 7,500,000 shares of Common Stock at $0.10 per share exercisable until June 30, 2011 (“Warrants”). The Warrants are redeemable at June 30, 2009 at the holders option should sufficient shares of Common Stock not be authorized and reserved for exercise of all the Warrants by such date. The cash redemption price shall be the greater of (i) $0.01 per share of Common Stock underlying the Warrants, or (ii) the five day average closing price immediately preceding June 30, 2009 multiplied by the number of shares of Common Stock that could be obtained on a net exercise basis, if any.

The Company agreed with the purchasers of its Series AA Preferred Stock to use its reasonable best efforts to obtain an increase in its authorized shares of Common Stock, and utilize its best efforts thereafter to reserve for issuance to the holders of the preferred shares and the warrants sufficient shares to enable them to perform conversion and exercise.

Should the optional redemption be triggered effective June 30, 2009 due to insufficient shares of common stock being available, the Company would be obligated for a minimum cash redemption of $1,612,500 for the preferred stock and warrants or more depending on the Common Stock price. The following table illustrates the aggregate cash redemption at various common stock prices that the Company could be obligated to pay effective June 30, 2009 if it does not have sufficient shares available to reserve:

Illustration of Redemption Requirement at June 30, 2009
	Series AA		Total
Assumed Common	Preferred	Series AA	Cash
Stock Price	Stock	Warrants	Redemption

$0.10 or less	$1,537,500	$75,000	$1,612,500
$0.125	$1,537,500	$187,500	$1,725,000
$0.15	$1,537,500	$375,000	$1,912,500
$0.20	$1,575,000	$750,000	$2,325,000
$0.25	$1,968,750	$1,125,000	$3,093,750

Failure to obtain an increase in shares of common stock could have an adverse impact on the Company’s operations.

Other than as described in the other proposals in this Proxy Statement, the Board has no current plans to issue Common Stock. However, the Board believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board from time to time, such as financings, acquisitions or strategic business relationships. Further, the Board believes the availability of additional shares of Common Stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder’s percentage voting power.

Proposal

At the Annual Meeting, stockholders will be asked to approve the amendment of the Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 300 million shares to 350 million shares. Such approval will require the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. As a result, abstentions and broker non-votes will have the same effect as negative votes.

The Board of Directors recommends a vote “FOR” the Proposal.

RATIFICATION OF INDEPENDENT AUDITOR
(Proposal Three)

The Audit Committee has recommended, and the Board has approved, the selection of Singer Lewak Greenbaum & Goldstein LLP to provide audit services to the Company for the fiscal year ending March 31, 2009, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is being sought to ratify the selection of Singer Lewak Greenbaum & Goldstein LLP. Representatives of Singer Lewak Greenbaum & Goldstein LLP, expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

The following table describes fees for professional audit services rendered by Singer Lewak Greenbaum & Goldstein LLP, our principal accountant, for the audit of our annual financial statements for the years ended March 31, 2008 and March 31, 2007 and fees billed for other services rendered by Singer Lewak Greenbaum & Goldstein LLP during those periods. These amounts include fees paid to Singer Lewak Greenbaum & Goldstein LLP.

Type of Fee	2008	2007
Audit Fees (1)	$158,232	$90,507
Audit Related Fees (2)	15,153	17,695
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$173,385	$108,202

1.  Audit Fees include the aggregate fees paid by us during the fiscal year indicated for professional services rendered by Singer Lewak Greenbaum & Goldstein LLP for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q.

2.  Audit Related Fees include the aggregate fees paid by us during the fiscal year indicated for assurance and related services by Singer Lewak Greenbaum & Goldstein LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees.

3.  Tax Fees include the aggregate fees paid by us during the fiscal year for professional services for tax compliance, tax advice and tax planning. No such fees were billed by Singer Lewak Greenbaum & Goldstein LLP for the respective periods.

4.  All Other Fees include the aggregate fees paid by us during the fiscal year indicated for products and services other than the services reported above. No such fees were billed by Singer Lewak Greenbaum & Goldstein LLP for the respective periods.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee has considered the role of Singer Lewak Greenbaum & Goldstein LLP in providing services to us for the fiscal year ended March 31, 2009 and has concluded that such services are compatible with their independence as our company’s auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by Singer Lewak Greenbaum & Goldstein LLP in fiscal year 2009.

Proposal

At the Annual Meeting, stockholders will be asked to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP, as the independent auditors of the Company for the fiscal year ending March 31, 2009

The Board of Directors recommends a vote “FOR” the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following security ownership information is set forth, as of June 30, 2008, with respect to (i) each stockholder known by us to be beneficial owners of more than 5% of our outstanding Common Stock, (ii) each of the current directors and nominees for election as directors, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all current directors, nominees and executive officers as a group (five persons). Other than as set forth below, we are not aware of any other stockholder who may be deemed to be a beneficial owner of more than 5% of our company’s Common Stock.

Name and Address	Amount and Nature of		Percent	Title
of Beneficial Owner	Beneficial Ownership		of Class	of Class

William Blakeley	2,359,375	(1)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Robert Putnam	5,341,625	(2)	1.9%	Common
16770 West Bernardo Drive
San Diego, CA 92127

Allen Cocumelli	692,666	(3)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Alex Diaz	1,051,666	(4)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Renee Warden	816,666	(5)	*	Common
16770 West Bernardo Drive
San Diego, CA 92127

Jerry E. Polis	24,724,360	(6)	8.9%	Common
980 American Pacific Drive, #111
Henderson, NV 89014

All officers, directors and nominees

as a group (5 persons)	10,261,998	(7)	3.3%	Common

(1)	Includes options and warrants exercisable within 60 days to purchase 1,796,875 shares.
(2)
Includes options and warrants exercisable within 60 days to purchase 1,603,125 shares and preferred stock convertible into 1,000,000 shares. Warrants on 1,000,000 shares may not be exercisable and the preferred stock may not be convertible into shares unless and until sufficient shares of common stock are authorized and reserved for exercise.

(3)	Includes options exercisable within 60 days to purchase 691,666 shares.
(4)	Includes options exercisable within 60 days to purchase 691,666 shares.
(5)	Includes options exercisable within 60 days to purchase 816,666 shares.
(6)
Includes (i) 17,952,355 shares of common stock held by the Jerry E. Polis Family Trust (“Family Trust”) of which Mr. Polis is Trustee and warrants exercisable by the Family Trust for 156,250 shares of common stock, (ii) 2,585,230 shares of common stock held by Davric Corporation (“Davric”) of which Mr. Polis is President and Director and convertible debt and warrants held by Davric for 2,425,523 shares of common stock (iii) 1,042,696 shares of common stock held by the Polis Family LLC of which Mr. Polis is a managing member, (iv) 133,000 shares of common stock held by The Polis Charitable Foundation of which Mr. Polis is President, (v) warrants exercisable for 78,125 shares of common stock held by JEP Leasing LLC (“JEP”) over which Mr. Polis exercises control (vi) 100,000 shares of common stock held by the Polis Museum of Fine Art of which Mr. Polis is trustee, (vii) 73,600 shares of common stock held in a personal IRA, (viii) 107,922 shares of common stock held by ASI Capital Corporation of which Mr. Polis is President and (ix) 69,659 shares of common stock held by ASI Technology Corporation of which Mr. Polis is President. Mr. Polis disclaims beneficial ownership of the shares held by the Polis Charitable Foundation and the Polis Museum of Fine Art and to the shares held by ASI Capital Corporation and ASI Technology Corporation except to the extent of his respective pecuniary interest.

(7)
Includes options and warrants exercisable within 60 days to purchase 5,599,998 shares and preferred stock convertible into 1,000,000 shares. Warrants on 1,000,000 shares may not be exercisable and the preferred stock may not be convertible into 1,000,000 shares unless and until sufficient shares of common stock are authorized and reserved for exercise.

(8)
____________________________
* Less than 1%

Series AA Preferred Stock

The following security ownership information is set forth as of June 30, 2008, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of Series AA Preferred Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class	Title of Class
Robert Putnam	10,000	(2)	13.3	Series AA
16770 West Bernardo Drive				Preferred Stock
San Diego, CA 92127

James A. Barnes	15,000	(3)	20.0	Series AA
8617 Canyon View Dr.				Preferred Stock
Las Vegas, NV 89117

Norris Family 1997 Trust	10,000	(4)	13.3%	Series AA
16101 Blue Crystal Trail				Preferred Stock
Poway, CA 92064

James C. Zolin & Josephine Zolin	5,000	(5)	6.7%	Series AA
17108 Via De La Valle				Preferred Stock
Rancho Santa Fe, CA 92067

Victor Gabourel	5,000	(6)	6.7%	Series AA
11404 Cypress Woods Dr.				Preferred Stock
San Diego, CA 92131

Wayne Opperman and Barbara Opperman	10,000	(5)	13.3%	Series AA
36837 Wax Myrtle Place				Preferred Stock
Murieta, CA 92562

Edward J. Kashou & Steven C. Kashou	10,000	(5)	13.3%	Series AA
10321 Hitching Post Way				Preferred Stock
Santee, CA 92071
	5,000	(6)	6.7%	Series AA
Robert M. Kaplan				Preferred Stock
P.O. Box 2600
Sun Valley, ID 83353

(1)
Represents the number of shares of Series AA Preferred Stock held as of June 30, 2008. At such date an aggregate of 75,000 shares of Series AA Preferred Stock were issued and outstanding with each share having 100 votes per share.

(2)	Mr. Putnam is an officer and director of the Company and has sole voting and investment power with respect to the Series AA Preferred Stock.
(3)
Includes 5,000 shares held by Sunrise Capital, Inc., 5,000 shares held by Sunrise Management, Inc. Profit Sharing Plan and 5,000 shares held by Palermo Trust. Mr. Barnes is President of Sunrise Capital, Inc. and Trustee of Sunrise Management, Inc. Profit Sharing Plan and the Palermo Trust. Mr. Barnes shares investment and voting power with respect to the Series AA Preferred Stock with his spouse.

(4)	Voting and investment power with respect to the Series AA Preferred Stock is shared by Elwood G. Norris and Stephanie Norris.
(5)	The named owners are believed by the Company to share investment and voting power over the Series AA Preferred Stock.
(6)	The named owner is believed by the Company to have sole investment and voting power over the Series AA Preferred Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of March 31, 2008, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (c)

Equity
compensation
plans approved
by security
holders	9,147,167	$0.16	3,630,833
Equity
compensation
plans not
approved by
security holders
(1)	1,750,000	$0.12	-0

Total	10,897,167	$0.16	3,630,833

(1)
Includes (a) 1,000,000 shares of common stock subject to inducement stock options granted to an executive officer in connection with employment and 250,000 shares granted subsequently with an aggregate weighted average exercise price of $0.10 per share, (b) 250,000 shares of common stock subject to inducement stock options granted to an employee with an exercise price of $0.145 per share, and (c) 250,000 shares of common stock granted to a consultant vesting on a performance basis with an exercise price of $0.16 per share.

EXECUTIVE COMPENSATION

Executive Officers

Our current executive officers are as follows:

Name	Age	Position*
William Blakeley	50	President and Chief Technical Officer
Robert Putnam	49	Senior Vice President, Interim Chief Accounting
		Officer and Secretary

*Alex Diaz, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws. However, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Securities Exchange Act of 1934 in that he does not perform any policy-making functions for our Company, nor is he compensated for this position.

For additional information with respect to Messrs. Diaz, Blakeley and Putnam who are also nominees as directors, see “Election of Directors.”

Compensation Discussion and Analysis

Overview - Because we have a limited number of employees and are incurring operating losses introducing new products and exploiting our patent portfolio, we are not a heavily executive laden company. We had no change in executive officers during fiscal 2008 and there were no changes in executive officer pay rates nor any stock options granted to executive officers nor any cash bonuses paid or accrued during the year. Accordingly this year the members of the Compensation Committee (Alex Diaz and Allen Cocumelli) concluded, without a formal meeting, that no additional base salary was to be paid and that no bonus or equity award needed to be made to any executive officer.

The future of our company requires that a plan and compensation philosophy be in place to hire and maintain talented executives in the future. For this reason, the Committee plans to adopt a charter as soon as growth dictates the need for an expanded executive team. In developing our guidelines and ultimately our charter, the following principles are likely to figure greatly in them:

•	To pay salaries that are competitive in our industry and our geographical market.
•	To use, assuming that it makes sense for our company, executive pay practices that are commonly found in companies engaged in a similar industry.
•	To maintain a ‘pay for performance’ outlook, particularly in our incentive programs.
•	To pay salaries, and award merit increases, on the basis of the individual executive’s performance and contributions to our organization.

To attain these goals, we have created an executive compensation program which consists of base pay, a stock option program and employee benefits.

Our executive compensation program rewards executives for company and individual performance. Company and individual performance are strongly considered when we grant base pay increases and equity awards. For all management and supervising employees of our company, other than the PEO (Principal Executive Officer) and PFO (Principal Financial Officer), the PEO and management team decide cash compensation subject to review by the Compensation Committee or the Board. The Board determines and approves all equity awards after input from management. Our company has no bonus plan and due to losses no bonus was accrued or paid for fiscal 2007. We may grant bonuses to executive and non-executive personnel in the future.

The Role of the Compensation Committee - Our Compensation Committee has not adopted a formal charter. The Compensation Committee performs the following functions regarding compensation for the named executive officers (“ NEOs”):

•	Review and approve our company’s goals relating to Principal Executive Officer (“PEO”) compensation.
•	Evaluate the PEO’s performance in light of the goals.
•	Make recommendations to the board regarding compensation to be paid to the other NEOs.
•	Annually review, for all NEOs, annual base salary, bonus, long term incentives, employment-related agreements and special benefits.

Our Process for Setting Executive Pay - Base salaries are intended to be competitive with market rates and are based on an internal evaluation of the responsibilities of each position. Salaries for executive officers are reviewed on an annual basis.

The Committee’s compensation policies are particularly designed to align executive officer and senior management salaries and bonus compensation to the individual’s performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

Our long-term incentive program consists of a stock option program pursuant to which the PEO and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value (or higher prices) of our common stock. These option programs are designed to provide such persons with significant compensation based on overall company performance as reflected in the stock price, to create a valuable retention device through standard two to three year vesting schedules and to help align employees’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees, at the time of promotion to certain employees and periodically to a broad group of existing key employees and executive officers.

PEO Compensation - During fiscal 2006, the Committee approved for Mr. Blakeley an annual base salary of $175,000 a level the Committee feels is at the lower range of base salaries for Principal Executive Officers at similarly situated companies. Although the Committee attempts to align the Principal Executive Officer’s salary with performance, it chose to provide no salary increases during fiscal 2008 as part of a general company-wide effort to contain costs. The Committee believes Mr. Blakeley has significant long-term stock incentives. Mr. Blakeley is currently an employee at will.

Compliance with Internal Revenue Code Section 162(m) - Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a stockholder-approved plan. The non-performance based compensation paid to our executive officers for the 2008 fiscal year did not exceed the $1 million limit per officer. It is not expected that the compensation to be paid to our executive officers for the 2009 fiscal year will exceed that limit. Our Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the plan with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. It is unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit. The Committee’s present intention is to comply with the requirements of Section 162(m) unless and until the Committee determines that compliance would not be in the best interest of the company and its shareowners.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Option Awards (2)	All Other Compensation	Total

William Blakeley, President and Chief Technical Officer (PEO)	2008 2007	$175,000 $175,000	$-0- $-0-	$22,426 $33,026	$-0- $-0-	$197,426 $208,026
Robert Putnam, Senior Vice President, Secretary and Interim Chief Accounting Officer (PFO) (3)	2008 2007	$85,000 $85,000	$-0- $-0-	$13,052 $13,052	$-0- $-0-	$98,052 $98,052

(1)	Represents actual cash compensation.
(2)
The value listed in the above table represents the fair value of the options granted in prior years that was recognized in 2008 and 2007 under FAS 123R. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 13 to our audited consolidated financial statements for the year ended March 31, 2008, included in our Annual Report on Form 10-K.

(3)	Mr. Putnam provides part-time services to our company. See “Certain Transactions - Conflicts of Interest.”

Outstanding Equity Awards at Year End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
William Blakeley	1,500,000 250,000	- -	- -	$0.09 $0.145	11/14/10 03/30/10
Robert Putnam	25,000 500,000	- -	- -	$0.23 $0.145	07/1/09 3/30/10

Option Exercises and Stock Vested Table

There were no options exercised by the Named Executive Officers during fiscal 2008.

There are no pension benefits for any Named Executive Officer.

Employment Agreements, Termination of Employment and Change in Control Arrangements

Mr. Blakeley was employed pursuant to a letter agreement effective November 14, 2005 with no specific term. The starting salary was $175,000, also the rate for fiscal 2007 and 2008. Mr. Blakeley is eligible for an annual bonus as determined by the Board of Directors or its duly appointed committee but no bonus was paid or earned for fiscal 2007 or 2008. Mr. Blakeley’s employment is at will but should his employment be terminated for any reason other than cause, then up to three months severance in the form of salary continuation and benefit continuation shall be payable.

Mr. Blakeley’s stock options provide that if he is terminated after a change in control then he shall have six months post termination to exercise the options rather than one month, subject to certain extensions for regulatory restrictions on resale.

Mr. Putnam has no employment letter or agreement.

Director Compensation

Our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committee meetings. Employee directors do not receive any cash compensation for services as directors and have not received any equity compensation grants designated for such services. In addition, members of the board of directors who are not employees receive equity compensation grants as consideration for board and committee service from time to time. There is no established policy as to frequency or amount of equity compensation grants for non-employee directors.

The following table sets forth the compensation paid to our non-employee directors in 2008.

Name	Fee Earned or Paid in Cash	Option Awards (2)	All Other Compensation	Total
Alex Diaz	--	$9,503	--	$9,503
Allen Cocumelli	--	$9,503	--	$9,503
Renee Warden (1)	--	$9,770	--	$9,770

(1)
Ms. Warden served as our Chief Accounting Officer and Secretary until May 2005 and during fiscal 2008 provided accounting services unrelated to her role as a director or audit committee member and earned compensation of $6,121 not included above.

(2)
The value listed in the above table represents the fair value of the options granted in prior years that was recognized in 2008 under FAS 123R. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 13 to our audited consolidated financial statements for the year ended March 31, 2008, included in our Annual Report on Form 10-K.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and operates under a written charter adopted by the Board of Directors on June 7, 2000. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee currently consists of two members and holds one position vacant.

The Audit Committee reviewed with Singer Lewak Greenbaum & Goldstein LLP, the Company’s independent auditors for the fiscal year ended March 31, 2008, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, “Communications with Audit Committees.” In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures which were required by the Independence Standards Board. The Audit Committee also reviewed the independence letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees.”

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent auditors for the fiscal year ended March 31, 2009.

By: The Audit Committee of the Board of Directors Date: July 8, 2008 Renee Warden Robert Putnam

Note: The above report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conflicts of Interest

Certain conflicts of interest now exist and will continue to exist between e.Digital Corporation and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. We have not established policies or procedures for the resolution of current or potential conflicts of interest between our company and its management or management affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in our company’s favor. The officers and directors are accountable to our company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling our company’s affairs. Failure by them to conduct our company’s business in its best interests may result in liability to them.

Officer and director Robert Putnam also acts as Investor Relations of ATC. The possibility exists that these other relationships could affect Mr. Putnam’s independence as a director and/or officer of e.Digital Corporation. Mr. Putnam is obligated to perform his duties in good faith and to act in the best interest of our company and its stockholders, and any failure on his part to do so may constitute a breach of his fiduciary duties and expose such person to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, there is no assurance that Mr. Putnam would be excluded from liability or indemnified if he breached his loyalty to our company.

Transactions with Related Persons

On occasion we engage in certain related party transactions. The following are related party transactions with respect to the two fiscal years ended March 31, 2008.

In August 2006, executive officer Robert Putnam exercised an aggregate of 312,500 A and B warrants for cash of $29,687.50 and received as an early exercise inducement 78,125 warrants exercisable at $.15 per common share until August 31, 2009. The terms of this transaction were the same as those for unrelated persons.

In August 2006, entities affiliated with James A. Barnes, a related party until December 2007 through ownership of greater than 5% of the our Series D preferred stock (subsequently converted to common stock in December 2007), exercised an aggregate of 1,250,000 A and B warrants for cash of $118,750 and received as an early exercise inducement 312,500 warrants exercisable at $.15 per common share until August 31, 2009. The terms of these transactions were the same as those for unrelated persons. During fiscal 2007 and fiscal 2008, we incurred accounting and regulatory consulting services of $30,256 and $36,405, respectively to Sunrise Capital, Inc., a company controlled by Mr. Barnes. On July 24, 2006 Mr. Barnes was granted an option on 150,000 common shares exercisable at $0.145 per share until July 24, 2011 subject to two year vesting and other standard option plan conditions.

In August 2006, entities affiliated with Jerry E. Polis, a related party through ownership of greater than 5% of the our Series D preferred stock (subsequently converted to common stock in December 2007 through which Mr. Polis continued as a related party through ownership of greater than 5% of our outstanding common stock), exercised an aggregate of 1,250,000 A and B warrants for cash and note conversions of $118,750 and received as an early exercise inducement 312,500 warrants exercisable at $.15 per common share until August 31, 2009. Mr. Polis also exercised an additional 250,000 warrants for cash and note conversion of $20,000 without inducement. The terms of these transactions were the same as those for unrelated persons.

On December 12, 2006 our company and Davric Corporation, an entity controlled by Jerry E. Polis, completed an exchange of 15% Unsecured Promissory Notes (“Exchange Agreement”) for (i) a new 7.5% Convertible Subordinated Term Note issued by us in the principal amount of $970,752 due November 30, 2009 (the “Exchange Note”) and (ii) 500,000 shares of common stock (the “Exchange Shares”). As a consequence of the exchange, the previously outstanding 15% Unsecured Promissory Notes (“Retired Notes”) were cancelled. The Exchange Shares were issued as consideration for extending the maturity date and reducing the interest rate from 15% to 7.5%. Without the exchange and the cancellation of the Retired Notes, we would have been obligated to make total payments of approximately $982,300 at December 31, 2006. During fiscal 2007 we made principal and interest payments on the Retired Notes of $117,674.

Pursuant to the terms of the Exchange Note we agreed to pay to Davric Corporation monthly principal and interest installments of $6,000 starting December 2006, increasing to $15,000 starting in February 2007, $30,000 starting in December 2007 and $50,000 starting in December 2008 with maturity November 30, 2009. Commencing with the February 2007 installment payment, we could, subject to certain limitations, elect to make such installment payments either in cash or in shares of common stock (“Monthly Installment Shares”). Monthly Installment Shares are valued at the arithmetic average of the closing prices for the last five trading days of the applicable month without discount. Installment note payments must be paid in cash if the computed average price is less than $0.10 per share. Subject to certain notice periods and other limitations, the balance of the Exchange Note is convertible by Davric Corporation at $0.30 per common share and we may elect to call the Exchange Note for mandatory conversion if the closing sale price of our common stock is at least $0.40 per share for ten consecutive trading days. We also may prepay the Exchange Note in full or in minimum parts of $50,000 on ten-day notice. The Exchange Note may be subordinate to certain future senior indebtedness as defined in the Exchange Note. We are not obligated to register the Exchange Shares, any Monthly Installment Shares or any shares issuable on conversion of the Exchange Note. During fiscal 2007 we made cash principal and interest payments of $12,000 on the Exchange Note and we made an additional $30,000 of principal and interest payments through the issuance of 154,459 restricted shares of common stock. During fiscal 2008 we made $240,000 of principal and interest payments through the issuance of 1,623,808 restricted shares of common stock.

On March 23, 2007 we entered into a short-term purchase order and working capital financing arrangement providing cash proceeds of $750,000. The lender, ASI Capital Corporation, is a Nevada based mortgage broker/banker of which Jerry E. Polis is Chairman, President and largest shareholder. The note was due on September 23, 2007 and effective September 28, 2007, along with a principal reduction of $100,000, the due date was extended to December 23, 2007 and effective December 23, 2007 along with a principal reduction of $200,000 the due date for the remaining principal of $450,000 was extended to June 23, 2008. On April 2, 2007 we paid a $15,000 finance charge by issuing 73,385 restricted shares of common stock and for due date extensions on October 9, 2007 we paid an additional $6,500 finance charge by issuing 34,537 restricted shares of common stock and on January 18, 2008 we paid a $9,000 finance charge by issuing 69,659 restricted shares of common stock. The obligation was amened to be payable to the parent of ASI Capital, Inc. or ASI Technology Corporation in connection with the December 2007 extension. The obligation is documented by an 18% secured promissory note, as amended, with interest payable monthly for any full or partial month the principal is outstanding and is secured pursuant to a security agreement providing a security interest in substantially all of the our assets. During fiscal 2007 we made no principal or interest payments on this note and during fiscal 2008 we made principal payments of $200,000 and cash interest payments of $111,750 (in addition to the finance charges described above).

During fiscal 2008 we paid director and former executive officer Renee Warden an aggregate of $6,121 ($14,082 in fiscal 2007) for accounting services unrelated to her role as a director or audit committee member.

On June 6, 2007, Directors Alex Diaz, Renee Warden and Allen Cocumelli were each granted an option on 250,000 common shares exercisable at $0.18 per share until June 6, 2011 subject to two year vesting and other standard option plan conditions.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

Based solely on a review of copies of such reports furnished to the Company and written representation that no other reports were required during the fiscal year ended March 31, 2008, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
2009 ANNUAL MEETING

Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company’s 2008 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 16770 West Bernardo Drive, San Diego, California 92127 and in any event not later than April 3, 2009. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

OTHER BUSINESS OF THE ANNUAL MEETING

Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

MISCELLANEOUS

The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.

By Order of the Board of Directors

/s/ ROBERT PUTNAM
Robert Putnam
Secretary
San Diego, California
August 1, 2008

e.Digital Corporation
This Proxy is solicited on behalf of the Board of Directors

2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 17, 2008

The undersigned stockholder of e.Digital Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 1, 2008, and hereby appoints William Blakeley and Robert Putnam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of e.Digital Corporation, to be held on Wednesday, September 17, 2008, at 2:00 p.m., local time, at the offices of the Company, located at 16770 West Bernardo Drive, San Diego, California 92127, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:  ___ FOR all nominees listed below ___ WITHHOLD AUTHORITY to vote
(except as indicated)  for all nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the following list:

Robert Putnam, Allen Cocumelli, Renee Warden and Alex Diaz.

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK, $.001 PAR VALUE, THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 300,000,000 TO 350,000,000:

___ FOR   __ AGAINST   __ ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

3. PROPOSAL TO RATIFY THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2009:

___ FOR   __ AGAINST   __ ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

(Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 300,000,000 TO 350,000,000 AND FOR THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TELEPHONE NUMBER OF THE COMPANY IS (858) 304-3016 AND ITS FACSIMILE NUMBER IS (858) 304-3023.

DATED:                                                , 2008

Signature

Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).

☐ I PLAN TO ATTEND THE MEETING

Attach label here

Even if you plan to join us at the meeting,

Please. . .

Sign, date, and return your proxy in the enclosed, postage paid envelope.

Thank You